Exhibit 99.1

C r e a t d , I n c . Q 3 2 0 2 1 I n v e s t o r P r e s e n t a t i o n © 2021 Creatd, Inc. All Rights Reserved. Proprietary & Con ﬁ dential. 1

S a f e H a r b o r © 2021 Creatd, Inc. All Rights Reserved. Proprietary & Con ﬁ dential. 2 Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the “ Company ” ), including, without limitation, the Company ’ s future earnings, partnerships and technology solutions, may constitute forward - looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward - looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations re ﬂ ected in the forward - looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may di ﬀ er materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company ’ s most recent Annual Report on Form 10 - K and the Company ’ s other ﬁ lings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward - looking statements should be regarded solely as the Company ’ s current plans, estimates, and beliefs. Investors should not place undue reliance on forward - looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and speci ﬁ cally declines any obligation to update, republish, or revise any forward - looking statements to re ﬂ ect new information, future events or circumstances or to re ﬂ ect the occurrences of unanticipated events, except as may be required by applicable law.

Creatd, Inc. is a holding company focused on providing economic opportunities for creators.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

3

We've Invested Across the Creator Value Chain

2014-2018

- Jerrick, Creatd's predecessor company, is born, recruiting talent from design, tech, and finance industries
- Guccione asset library (OG Collection) acquired in addition to other media IP
- Jerrick becomes a publicly listed company (trading on the OTC)
- Development of Vocal begins with Sydney-based Thinkmill; launched in Q1 2017

2019

- Expands monetization features for Vocal creators with Tips (microtransacations)
- Introduced brand services with launch of in-house content marketing agency, Vocal for Brands
- Roll-out of Vocal 2.0 (platform overhaul)
- Expanded agency services with the acquisition of performance marketing firm, Seller's Choice

2020

- Launch of Vocal+ premium program
- Up-listing to Nasdaq CM, and name change to Creatd, Inc. (Nasdaq: CRTD)
- Gave creators 2 new creator monetization streams–Challenges and Bonuses
- Development and launch of Plant Camp, our first DTC e-commerce venture

2021

- Vocal surpasses 1.1 million creators and 30,000 Vocal+ members
- Creatd Ventures expands e-commerce portfolio with addition of Untamed Photographer, Dune, and Wobble Wedge
- Expanded agency services with acquisition of influencer talent firm, WHE
- Release of enhanced creation features and Vocal Ambassador Program

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

4

Creatd, Inc.

Nasdaq: CRTD

Creatd Labs

Houses proprietary technology, content creation framework, and digital communities.

Includes:

- Vocal
- Vocal Communities

Revenue:
Subscriptions, platform processing fees, and technology licensing.

Creatd Partners

Fosters relationships between brands and creators through agency services.

Includes:

- Vocal for Brands
- Seller's Choice
- WHE Agency

Revenue:
Brand fees & agency commissions.

Creatd Ventures

Builds, develops, and scales ecommerce brands.

Includes:

- Camp
- Untamed Photographer
- Wobble Wedge (Active MOU)
- Dune (Active MOU)

Revenue:
Consumer product sales

Creatd Studios

Transmedia production and adaptation.

Includes:

- IP Assets
- OG Gallery

Revenue:
Profit-share, licensing fees, book publishing deals, film, tv, podcasts, and future NFT marketplace venture.

Creatd employs a **Shared Services Model**, with each business function, including technology development, marketing, legal, etc., operating across all of its pillars.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

5

Creatd's pillars work together to create multiple flywheel effects and growth drivers.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

6

Labs provides technology, platform, first-party data, and distribution for Partners
Studios provides Ventures with transmedia opportunities
Creatd Labs
Creatd Partners
Creatd Ventures
Creatd Studios
Partners provides Labs with influencers and talent to grow platforms
Partners provides Ventures' companies marketing services to increase sales
Labs provides Studios curated creators for transmedia projects

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

7

C r e a t d L a b s i s b u i l d i n g t h e h o m e b a s e f o r c r e a t o r s . © 2021 Creatd, Inc. All Rights Reserved. Proprietary & Con ﬁ dential. 8

Vocal

Vocal is an all-in-one platform where creators can share their stories, build an audience, and earn money. Creators of all types call Vocal their home, from bloggers to podcasters, makers, musicians, photographers, and more.

1.1M	Freemium Creators
30K	Vocal+ (Premium) Creators
150M	Digital Global Audience Reach
39	Topic-Specific Communities

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.


2:40
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Vocal
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Share your stories and support creators.
Vocal is an all-in-one platform where you can share your stories, build an audience, and earn money.
Become a Creator
Top Stories
Explore All
Find new, handpicked stories you'll love, updated daily.


Apple Is Secretly Building a Social Media Network
Apple is at war with Facebook. Over privacy, data protection, tracking, and probably a dozen things more. To further heat up their rivalry Apple is now...
Burk
about 24 hours ago in 01


1:57
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Home Top Stories Communities Challenges
Challenges
Enter themed storytelling contests to put your creativity to the test. Submit for a chance to win cash, prizes, experiences, donations, and more.
Open Challenges
Challenges you can enter now for a chance to win.
V+

9

11:53
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Stories > Draft
Save changes
There are infinite ways to take a picture, and just about as many ways to edit a picture, too. The possibilities are exciting!
Upload
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Select a file

Create

Vocal's best-in-class storytelling tools make it easy for creators of all kinds to produce beautiful, engaging rich-media content.


11:36
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PHOTOGRAPHY
How to Make Your Photos More Colorful in Lightroom
Subscribed
Beautiful Colors Are Only a Few Edits Away

Share

Creators share stories on Vocal's communities to build their audience, get discovered, and connect with like-minded people.


11:30
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Vocal
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Top Stories
Communities
Challenges
Vocal Wallet
Current Balance
821.87
Request to withdraw $821.87
Earnings from reads
$710.37
View Stats

Earn

Creators can earn money every time their story is viewed, compete in Challenges, receive Bonuses, by partnering with Creatd Partners on branded campaigns, and more.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

10

Why 1M+ Creators Choose Vocal

Vocal's unique combination of creator tools, built-in audiences, and earning opportunities means that our creators are set up for maximal success from the get go.


Open-canvas content creation editor
Multiple monetization opportunities
100% moderated communities
Built-in, topic-specific communities
Creator Challenges with cash prizes
Emphasis on curation + surfacing quality
Transparent performance stats
Vocal

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

11

Creators of all shapes and sizes use Vocal

Authors
Graphic Designers
Writers
Poets
Illustrators
Fashion Bloggers
Videographer
Fitness Instructors
Developers
Musicians
Chefs
Painters
Dancers
Scrapbooker
Screenwriters
Mixologists
Photographers
Cannabis Enthusiasts
Relationship Experts
Beauty Bloggers
True Crime Enthusiasts
Animal Lovers
Travel Influencers
Sci-Fi Geeks
Teachers
Gamers
Podcasters
Intimacy Therapists
Song Writers
Soccer Fans
Environmentalists
LGBTQ Activists
+ millions more

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

12

How Vocal Rewards Creators

Reads

Creators earn each time their story is viewed calculated via Vocal's proprietary algorithm.

Subscribe (Formally Tips)

Creators earn directly from their audience through monthly subscriptions and one-off micro-transacations.

Challenges

Challenges–themed storytelling contests–give creators the chance to engage with the community, and compete for high-value cash prizes.

Branded Content

Creatd Partners' Vocal for Brands enables creators to collaborate with brands directly on the creation and promotion of original branded content stories.

Bonuses

With Bonuses, the Vocal moderation and curation team celebrate creators' accomplishments by sending extra payment directly to their Wallets.

Ambassador Program

Vocal Ambassadors receive additional rewards whenever they successfully refer a new Vocal+ member.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

13

Communities for Every Creator

Vocal's niche communities enhance reader navigation, creator's discoverability, and helps audiences find more of the stories that will resonate most.



12:33 PM Mon Aug 9
64%
vocal.media
Vocal
Home
Top Stories
Communities
Challenges
Resources
Vocal+
Join
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Communities
Explore communities powered by creators sharing stories about your interests and passions.
01
Your source for all things tech. Bringing us into the future, one technological...
5,449 Stories
2,572 Creators
Beat
From obscure instruments to memorable soundtracks to ever-shifting tastes, Be...
7,891 Stories
3,470 Creators
BLUSH
Skin care, hair, makeup, body, and tutorials. Blush is for all things beauty.
2,362 Stories
1,420 Creators
CLEATS
What's black and white and kicked all over? Welcome to the world of soccer.
769 Stories
327 Creators
CONFESSIONS
Romantic fails, workplace drama, childish pranks, revelations and all shades...
2,024 Stories
1,507 Creators
CRIMINAL
True crime, exposed – the innocent, the guilty, and the downright gruesome.
5,786 Stories
3,567 Creators
EARTH
Everything about the amazing planet we call home.
1,359 Stories
945 Creators
Education
For the student, teacher, valedictorian, dropout and everyone in between....
5,065 Stories
3,202 Creators
families
Family relationships, in all their complicated glory. Families explores the...
14,200 Stories
10,170 Creators
FEAST
Whether it's your favorite part of the day or fuel for your car, our relationship...
5,310 Stories
2,892 Creators
fiction
Calling all Ernest Hemingways, Toni Morrisons, Stephen Kings...
17,744 Stories
10,394 Creators
FUTURISM
Futurism is the intersection of science and science fiction. A true glimpse int...
14,243 Stories
6,368 Creators

Safe, non-toxic community enviorment

Human-led, tech-assisted curation and moderation

100% Creatd owned and operated

Free of interruptive and display advertising

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

14

How Creatd Labs Generates Revenue

Membership Fees

Vocal+ members pay a monthly or annual fee to gain access to exclusive, value-added opportunities that enhance their earnings and reach.

Platform Processing Fees

Vocal's Subscribe feature enables creators and audiences to support their favorite creators with recurring and one-off payments. Creatd Labs takes a platform processing fees.

Technology Licensing Fees

Vocal's underlying technology is highly adaptable for companies and organizations looking to cultivate their own digital communities.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

15

Fueling Accelerated Top-Line MRR Growth

Monthly recurring revenues (MRR) continue to accelerate.

Core to Creatd Labs' growth and priopetary technology is the application of the platform's first-party data to provide a better user-experience. The data provides a foundation for determining marketing costs and projecting revenues.



Creatd Labs Revenue
Q1 2020 - Q4 2021
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$35,960
$55,330
$67,267
$74,611
$307,679
$468,583
$750,000
$1,150,000
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021¹
Q4 2021¹

[1]Based on Management's previously announced projections

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

16

Creator Acquisition Growth Levers for 2021 and Beyond

1

Nurture Vocal's Organic Growth

Network effects, combined with our product development roadmap, will continually increase the value opportunity for creators. By providing an ever-expanding home base and features for creators, the platform generates a strong retention rate and LTV.

2

Expanding Paid Acquisition Reach

Our Business Intelligence unit analyzes and strategically deploys capital across a global omni-channel framework. Distribution includes Facebook, Instagram, Google, and Twitter, where the company maintains enterprise-level relationships.

3

Improve Conversion Rates

The combination of paid and organic creator acquisition provides unique insights and behavioral data, that is then applied to future tactics and product updates to lower SAC (Subscriber Acquisition Costs) and CAC (Creator Acquisition Costs).

4

Partnerships & Acquisitions

Partnering with peer platforms, such as Getty Images' Unsplash, as well as Vimeo and Moleskine, drives organic adoption of Vocal. Identifying and opportunistically acquiring niche creator communities and competitors expands our overall ecosystem.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

17

Creatd Partners fosters relationships between brands and creators.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

18

People Don't Trust Ads

The traditional advertising model is built on interruption. The more money you spend, the more people you annoy. That's why nearly half of Internet users have an ad blocker installed.

77%

of all consumers do not trust ads[1]

84%

of millennials do not trust traditional advertising[2]

1%

of millennials claim that an ad influences them[3]

47%

of internet users globally use an ad blocker daily[4]

Sources: [1]Statista, [2]ClickZ, [3]Forbes, [4]Digital Information World

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

19

People Trust People

Creatd Partners is changing the way advertising works by creating a new kind of interaction between brands and people. Tens of millions of people look to Vocal as a source of authentic, trustworthy stories. Brands recognize that Vocal is an invaluable user-generated content channel for marketing their products and services.

92%

of consumers trust recommendations from other people[1]

4x

ads based on UGC receive 4x higher click-through rates[2]

85%

of consumers find visual UGC more influential than brand photos or videos[3]

47%

of consumers place peer recommendations above professionally written copy[4]

Sources: [1]Nielsen, [2]Shopify, [3]Business Wire, [4]The Guardian

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

20

Creatd Partners
Services + Offerings

Content Marketing

by Vocal for Brands

Services:
- Branded content campaigns, authored by real Vocal creators
- Sponsored Vocal Challenges
- Sponsored Communities

Influencer Marketing

by WHE Agency

Services:
- Represents and manages network of ~60 top-tier influencers
- Brokers brand partnerships

Performance Marketing

by Seller's Choice

Services:
- Website design and development
- Marketing and Advertising
- SEO Optimization
- Marketplace solutions

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

21

Vocal for Brands

All brands have a story to tell, and our creator community helps them tell it. Vocal for Brands, Creatd Partners' internal content marketing studio, specializes in pairing leading brands with authentic Vocal creators to produce marketing campaigns that are non-interruptive, engaging, and direct-response driven.

vocalforbrands.com


brands.vocal.media
Vocal for Brands
Audiences
Storytelling Campaigns
Reporting
Success Stories
Get in touch
Stop advertising.
Start storytelling.
We partner with your brand to create beautiful, campaign-optimized stories on Vocal that build brand affinity and trust, and drive results.
Get started
How it works

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

22

W o r k i n g w i t h S o m e o f t h e B e s t B r a n d s We have carved out a sweet spot at the intersection of authenticity and purpose - driven storytelling. While our brand partners vary in niche and product offering – from DTC companies to digital platforms to creator - oriented consumer brands – all share our belief in meaningful stories over sales pitches. © 2021 Creatd, Inc. All Rights Reserved. Proprietary & Con ﬁ dential. 23

3:19
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PetLife
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5 Changes I Noticed in My Dog After Switching to Ollie
by BRANDI JEANNE B 3 months ago in PET FOOD
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Branded Content

Vocal for Brands connects Vocal creators with brands to produce non-interruptive, authentic content that drives conversions.


3:22
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Vocal
Join
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Home
Top Stories
Communities
Challenges
All challenges
Supported By Moleskine
Little Black Book
Create a fiction story about someone who unexpectedly comes into a large sum of money, involving a mysterious small black book.
Grand prize: $20,000
Second place: $5,000
Third place: $1,000

Sponsored Challenges

Participating in Challenges enables a brand to crowdsource stories from Vocal creators that tie-in the brand's product to build brand affinity.


3:24
vocal.media
fiction
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Latest Stories
Fiction
Calling all Ernest Hemingways, Toni Morrisons, Stephen Kings, Octavia Butlers, and James Baldwins of the world – Fiction is the place for your stories to run wild.
Supported by Unbound
Stories 18,037
Creators 10,479
Top Creators
Submit to Fiction

Sponsored Communities

Brands can sponsor entire Vocal communities, and in doing so tap into a pre-established audience of potential customers.

24

WHE Agency

Tracy Willis founded the WHE Agency with the goal of supporting top creators and influencers, by connecting them with leading family and lifestyle brands and global audiences. Today, WHE represents a roster of over 60 family and lifestyle-focused creators, that collectively reach an audience of over 55 million.

wheagency.com



@JesssFam
1.24M YouTube
401K Instagram



@allisarose
171K YouTube
65.6K Instagram



@t.beaston
553K YouTube
225K Instagram



@LarkinYogaTV
1.03M YouTube
212K Instagram



@deargreyson
382K YouTube
97.2K Instagram



@KylerandMad
4.36M YouTube
1.8M Instagram



@bubzbeauty
2.82M YouTube
692K Instagram



@OKbaby
1.52M YouTube
511K Instagram



@TheVanClan
256K YouTube
109K Instagram

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

25

How WHE Integrates Into Creatd's Pillars

WHE has a deep bench of creator talent, an audience totaling over 55MM+, and relationships with some of the world's leading brands. That value ripples across each one of Creatd's pillars.

Through WHE, Creatd Labs gains a new, steady source of high-caliber creators to enter the Vocal environment. Each WHE influencer is inherently suited for Vocal.

Creatd Studios will similarly benefit from the direct access to WHE, enabling a strong influencer marketing strategy to be employed to drive promotion for new productions.

Each WHE influencer that enters the Vocal sphere brings along their audience, and the brands they work with.

WHE influencers are prime potential candidates for leveraging their clout to co-develop a new Creatd Venture.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

26

Seller's Choice

Seller's Choice is the performance marketing engine of Creatd Partners, and specializes in driving transformational growth for DTC e-commerce brands.

Our approach combines data-driven decision making and holistic evaluation to optimize storefronts and acquisition strategies to foster a frictionless customer journey, and maximum ROI.

sellerschoice.digital


sellerschoice.digital
NEW
Top 10 Mistakes to Avoid when Scaling Your E-Commerce Brand. Learn more
SELLER'S CHOICE
About
Solutions
Case Studies
Blog
Get in touch
Advance the growth of your brand
Seller's Choice is a full-service digital marketing agency dedicated to the growth and profitability of e-commerce brands.
View case studies

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

27

M&A Lead Magnet

Seller's Choice provides Creatd Ventures with unique visibility into emerging and scalable e-commerce brands to partner with and invest in.

Wobble Wedge Case Study[1]



Wobble Wedge engages Seller's Choice for design, development, and performance marketing services
Wobble Wedge satisfies Creatd Ventures investment criteria
Creatd Ventures acquires a majority ownership stake in Wobble Wedge
Creatd Ventures leverages Creatd Partners and Creatd Labs for growth marketing and scale

[1]MOU signed on 7/29/2021

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

28

Revenue from Creatd Partners Is Accelerating

As Vocal's content and creator universe expands, the value proposition of brand storytelling through Vocal rises along with it. That increased pricing power, combined with the broadening of available services in our agency wheelhouse, means that Creatd Partners' revenues are on an upward trajectory, with no signs of slowing down.



Creatd Partners Revenue
Q1 2020 - Q4 2021
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$248,831
$257,427
$357,547
$260,168
$435,000
$496,748
$650,000
$800,000
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021[1]
Q4 2021[1]

[1]Based on Management's previously announced projections

29

Creatd Partners Growth Levers for 2021 and Beyond

1

Product Enhancements

Foster deeper brand/creator relationships. As Vocal continues to expand its reach, so does brand interest and budget for working with Vocal for Brands.

2

Actionable Data

First-party data from Vocal gives us unique ability to fine tune our audience targeting to optimize marketing campaigns and drive maximum results for brands.

3

Upsell Contract Value

Integrating WHE influencers onto the Vocal platform translates into higher value contacts, attracting brands who want the opportunity to work with top-tier and influential creators.

4

New Verticals & Acquisitions

Growing into new talent verticals, such as the LGBTQ community and NCAA athletic program; Identifying new targets for acquisition, specifically agencies focused on elite influencer management across niches.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

30

Creatd Ventures invests in creators and helps them evolve into entrepreneurs.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

31

Camp

Camp, previously Plant Camp, creates healthy upgrades of classic kid-friendly foods, combining the delicious flavors kids love and the hidden veggies and nutrients that parents want.

Services Creatd provides:

- Design
- Development
- Marketing, particularly through Vocal's food-and parenting-oriented communities
- Distribution
- Go-to-market strategy

plantcamp.com


PLANT FIRST
camp
VEGGIE
ELBOW PASTA

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

32

Untamed Photographer

Untamed Photographer is an online art marketplace that couples limited-edition, hand-selected wildlife photography, with the compelling stories behind each shot. Untamed Photographer has cultivated a network of international environmental artists who preserve the beauty of the planet through their art, donating a portion of profits back to environmental causes.

Services Creatd provides:

- Design
- Development
- Marketing
- Distribution
- Go-to-market strategy

untamedphotographer.com


UNTAMED PHOTOGRAPHER
About
Photographers
Shop
FAQs
Blog
Contact
Using art to raise awareness and support for the environment. Profits go to environmental causes.
Shop All Photographs
About Us
Featured Photographs
Handpicked, limited-edition works of art, alongside the compelling stories of how the photographers captured each moment.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

33

Wobble Wedge

Originally a Creatd Partners client, Wobble Wedge has disrupted the home improvement category with its multi-patented product: an innovative system of tapered shims that have become a staple tool for home improvement, restaurant owners, plumbers, artists, hobbyists, and more.

Services Creatd provides:

- Design
- Development
- Marketing
- Distribution
- Go-to-market strategy

wobblewedges.com



WOBBLE WEDGE
Flexes
TO YOUR FIX
6
FLEXIBLE
WEDGES

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

34

Dune Glow Remedy

Brought to market in 2021, Dune Glow Remedy is a beverage brand focused on promoting wellness and beauty from within. Each beverage in its product line is meticulously crafted with functional ingredients that nourish skin from the inside out and enhance one's natural glow.

Services Creatd provides:

- Design
- Development
- Marketing
- Distribution
- Go-to-market strategy

drinkdune.com


DUNE
GLOW REMEDY




12:57
5G
drinkdune.com — Private
FREE SHIPPING ON ALL ORDERS
DUNE
GLOW REMEDY
CART
Drink up, radiate out

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

Opportunistic Acquisitions

Creatd's extensive brand and founder network creates a positively-selected pool of potential targets for opportunistic e-commerce ventures. The ideal candidate is one that shares in our mission of serving the creator economy and that is aligned with our pillars.

Investment framework:

- Revenues accretive immediately, or soon thereafter
- Flexible cap structure
- Strong management team
- Lean operations & outsourced business model
- Cash & stock structured transactions

Dune Glow Remedy Case Study[1]

Creatd management meets Tom Punch through collaboration with WatchMojo where he was a lead executive

↓

Punch conceptualizes new DTC beverage brand, which would become Dune Glow Remedy

↓

Creatd Ventures acquires minority stake and uses Vocal data to craft preliminary audience profile

↓

Creatd develops and launches Dune's e-commerce platform and completes acquisition of a controlling stake of Dune

[1]MOU signed on 8/2/2021

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

36

Creatd Studios elevates creators' stories to TV, film, books, podcasts, video, and more.

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

37

Transmedia Assets

With millions of compelling stories in its midst, Creatd surfaces the very best of them through community and creator data insights.

Creatd Studios helps creators tell their existing stories in new ways, partnering them with entertainment and publishing studios to create unique content experiences that accelerate earnings, discoverability, and open doors.

Filthy Gorgeous: The Bob Guccione Story	Documentary	Watch
Till Human Voices Wake Us	Short Film	Watch
The Mind's Eye: The Art of OMNI	Art Book	Read
Vice Magazine: The Bob Guccione Issue	Magazine	Read
No One's Pet: The Autobiography of Sheila Kennedy	Book	Read
Baked: Cooking with Mary Jean	Web Series	Watch
Baked: A Marijuana Cookbook	Book	Read
Steam Wars	Book/Comic	Read

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

38

OG Gallery

Acquired by Creatd's founders, the OG Collection is an extensive library of original artwork and imagery from the archives of some of the most iconic magazines of the 20th century.

OG Gallery is an exploratory initiative aimed at identifying opportunities to propel the OG Collection into a new technological sphere: the NFT marketplace.


OG
GALLERY
The NFT library of iconic photographs, videos, and illustrations from the archival collection of Bob Guccione and General Media.
Sign up to get notified when we launch.
Email Address
Submit
Learn more about the collection

© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

39

Investor Highlights

Four distinct pillars, that share common operations and a creator-first mandate

Proprietary technology built to support a large and widening ecosystem

Unique feedback loop between creators and Vocal drives business expansion

M&A opportunities surfaced through a network of positive selection

Creator-first approach fuels revenue growth across all four pillars



© 2021 Creatd, Inc. All Rights Reserved. Proprietary & Confidential.

40

C o n t a c t C r e a t d © 2021 Creatd, Inc. All Rights Reserved. Proprietary & Con ﬁ dential. 41 For investor relation questions, please contact us: ir@creatd.com